Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Lumera Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Form 10- Q for the three months ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)
the information contained in the Company’s Form 10- Q for the three months ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2005	By:	/s/ THOMAS D. MINO

Thomas D. Mino Chief Executive Officer